EXECUTION COPY

                               AMENDMENT AGREEMENT


          AMENDMENT AGREEMENT, dated as of July 3, 2006 (this "AGREEMENT"), among PANAMSAT CORPORATION, a Delaware corporation (the "BORROWER"), the Guarantors party hereto, CITICORP USA, INC., as Administrative Agent, the lending institutions and other Persons with a Commitment under the Second Amended and Restated Credit Agreement (as defined below) (the "LENDERS"), CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Bookrunner, DEUTSCHE BANK SECURITIES INC., as Joint Lead Arranger, Joint Bookrunner, CREDIT SUISSE SECURITIES (USA) LLC, as Joint Lead Arranger and Joint Bookrunner, CREDIT SUISSE, CAYMAN ISLANDS BRANCH as Syndication Agent and LEHMAN BROTHERS INC. as Joint Lead Arranger and Joint Bookrunner.

                              W I T N E S S E T H:

          WHEREAS, the Borrower, the lending institutions from time to time party thereto as Lenders (the "ORIGINAL LENDERS"), Citicorp USA, Inc., as administrative agent, Citigroup Global Markets Inc., as joint lead arranger and joint bookrunner, Credit Suisse, Cayman Islands Branch (formerly known as Credit Suisse First Boston, acting though its Cayman Islands Branch), as joint lead arranger, joint lead bookrunner and syndication agent, and Bear, Stearns and Co. Inc., Lehman Brothers Inc. and Bank of America, N.A., as co-documentation agents for the Original Lenders, entered into that certain Credit Agreement, dated as of August 20, 2004 (as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the "ORIGINAL CREDIT AGREEMENT"), pursuant to which the Original Lenders made certain loans and other extensions of credit to the Borrower;

          WHEREAS, the Borrower, the Lenders party thereto from time to time, Citicorp USA, Inc., as administrative agent, Citigroup Global Markets Inc., as joint lead arranger and joint bookrunner, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arranger, joint bookrunner and syndication agent, and Morgan Stanley Senior Funding, Inc., as joint lead arranger, joint bookrunner and documentation agent, entered into the first amendment and restatement of the Original Agreement on March 22, 2005 (the "FIRST AMENDED AND RESTATED CREDIT AGREEMENT");

          WHEREAS, the Obligations (as defined in the First Amended and Restated Credit Agreement, hereinafter the "ORIGINAL OBLIGATIONS") of the Borrower and the other Credit Parties under the First Amended and Restated Credit Agreement and the other Credit Documents (as defined in the First Amended and Restated Credit Agreement, hereinafter the "CREDIT DOCUMENTS") are secured by certain collateral (hereinafter the "CONTINUING COLLATERAL") and are guaranteed or otherwise benefited by the Credit Documents;

          WHEREAS, Intelsat (Bermuda), Ltd. ("INTELSAT BERMUDA") intends to acquire all of the outstanding equity interests of PanAmSat Holding Corporation ("HOLDINGS") pursuant to the terms of the Acquisition Agreement and, in connection with such Acquisition, Borrower would like to renew, amend and restate the First Amended and Restated Credit Agreement ;

          WHEREAS, the parties hereto wish to renew, amend and restate the First Amended and Restated Credit Agreement in its entirety to effect the amendments described therein and to (i) create a class of Renewed Revolving Credit Commitments (as defined below) having identical terms with, having the same rights and obligations under the Credit Documents as and in the same aggregate principal amount as, the Revolving Credit Commitments (as defined in the First Amended and Restated Credit Agreement), (ii) create a Class of Tranche A-3 Term Loans (as defined below) having identical terms with, having the same rights and obligations under the Credit Documents as and in the same aggregate


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principal  amount as, the  Tranche A-1 Term Loans and the Tranche A-2 Term Loans
(as defined in the First Amended and Restated Credit Agreement), and (iii) create a Class of Tranche B-2 Term Loans (as defined below) having identical terms with, having the same rights and obligations under the Credit Documents as and in the same aggregate principal amount as, the Tranche B-1 Term Loans (as defined in the First Amended and Restated Credit Agreement), in each case, except as such terms are amended in the Second Amended and Restated Credit Agreement (as defined below);

          WHEREAS, each Lender with a Revolving Credit Commitment (as defined in the First Amended and Restated Credit Agreement) who executes and delivers this Agreement shall be deemed, upon effectiveness of this Agreement, to have exchanged its Revolving Credit Commitment (which Revolving Credit Commitment shall thereafter be deemed terminated) and Revolving Credit Loans (as defined in the First Amended and Restated Credit Agreement) for a Renewed Revolving Credit Commitment (as defined below) and Exchange Revolving Credit Loans (as defined below) under the Second Amended and Restated Credit Agreement in the same aggregate principal amount as such Lender's Revolving Credit Commitment and Revolving Credit Loans, and such Lender shall thereafter have a Renewed Revolving Credit Commitment and Exchange Revolving Credit Loans under the Second Amended and Restated Credit Agreement;

          WHEREAS, each Tranche A Term Loan Lender (as defined in the First Amended and Restated Credit Agreement) who executes and delivers this Agreement shall be deemed, upon effectiveness of this Agreement, to have exchanged its Tranche A-1 Term Loan Commitment (as defined in the First Amended and Restated Agreement) and Tranche A-1 Term Loans (which Tranche A-1 Term Loan Commitment and Tranche A-1 Term Loans shall thereafter be deemed terminated) and/or its Tranche A-2 Term Loan Commitment (as defined in the First Amended and Restated Agreement) and Tranche A-2 Term Loans (which Tranche A-2 Term Loan Commitment and Tranche A-2 Term Loans shall thereafter be deemed terminated), as applicable, for a Tranche A-3 Term Loan Commitment (as defined below) and Tranche A-3 Term Loans under the Second Amended and Restated Credit Agreement in the same aggregate principal amount as such Lender's Tranche A-1 Term Loans or Tranche A-2 Term Loans, as applicable, and such Lender shall thereafter become a Tranche A-3 Term Loan Lender under the Second Amended and Restated Credit Agreement;

          WHEREAS, each Tranche B-1 Term Loan Lender (as defined in the First Amended and Restated Credit Agreement) who executes and delivers this Agreement shall be deemed, upon effectiveness of this Agreement, to have exchanged its Tranche B-1 Term Loan Commitment (as defined in the First Amended and Restated Credit Agreement) and Tranche B-1 Term Loans (which Tranche B-1 Term Loan Commitment and Tranche B-1 Term Loans shall thereafter be deemed terminated) for a Tranche B-2 Term Loan Commitment (as defined below) and Tranche B-2 Term Loans under the Second Amended and Restated Credit Agreement in the same aggregate principal amount as such Lender's Tranche B-1 Term Loans, and such Lender shall thereafter become a Tranche B-2 Term Loan Lender under the Second Amended and Restated Credit Agreement;

          WHEREAS, each Person who executes and delivers this Agreement as an Additional Revolving Credit Lender (as defined below) commits to provide its Additional Renewed Revolving Credit Commitment (as defined below) and will make Exchange Revolving Credit Loans under the Second Amended and Restated Credit Agreement on the effective date of this Agreement to the Borrower, the proceeds of which will be used by the Borrower to replace the Revolving Credit Commitment of, and to refinance in full the outstanding principal amount of Revolving Credit Loans of, Non-Consenting Revolving Commitment Lenders (as defined below);

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          WHEREAS, each Person who executes and delivers this Agreement as an
Additional Term Loan Lender (as defined below) will make Tranche A-3 Term Loans and/or Tranche B-2 Term Loans, as applicable, under the Second Amended and Restated Credit Agreement on the effective date of this Agreement to the Borrower, the proceeds of which will be used by the Borrower to refinance in full the outstanding principal amount of Term Loans of Non-Consenting Term Loan Lenders (as defined below);

          WHEREAS, the Borrower shall pay (i) to each lender of Revolving Credit Loans all accrued and unpaid Commitment Fees payable to such lender pursuant to
Section 4.1 of the First Amended and Restated Credit Agreement and (ii) to each lender of Revolving Credit Loans and each Tranche A Term Loan Lender and Tranche B-1 Term Loan Lender all accrued and unpaid interest on its Loans, in each case to, but not including, the date of effectiveness of this Agreement on such date of effectiveness; and

          WHEREAS, the parties hereto intend that (a) the loans under the First Amended and Restated Credit Agreement outstanding as of the date hereof (including after giving effect to the exchange of Loans contemplated by this Agreement) shall be Loans under and as defined in the Second Amended and Restated Credit Agreement on the terms set forth therein, (b) any letters of credit outstanding under the First Amended and Restated Credit Agreement as of the date hereof shall be Letters of Credit under and as defined in the Second Amended and Restated Credit Agreement and (c) the Continuing Collateral and the Credit Documents shall continue to secure, guarantee, support and otherwise benefit the Original Obligations as well as the other Obligations of the Borrower and the other Credit Parties under the Second Amended and Restated Credit Agreement and the other Credit Documents.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

     SECTION 1. DEFINITIONS.

          (a) CERTAIN DEFINITIONS. The following terms when used in this Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

          "ACQUISITION" means the acquisition of Holdings by Intelsat Bermuda pursuant to the Acquisition Agreement.

          "ACQUISITION AGREEMENT" means the Merger Agreement, dated as of August 28, 2005, among Intelsat Bermuda, Proton Acquisition Corporation and Holdings, as amended, supplemented or modified from time to time.

          "ADDITIONAL LENDER" means an Additional Revolving Credit Lender, an Additional Tranche A-3 Term Loan Lender and/or an Additional Tranche B-2 Term Loan Lender.

          "ADDITIONAL RENEWED REVOLVING CREDIT COMMITMENT" means, with respect to an Additional Revolving Credit Lender, the commitment of such Additional Revolving Credit Lender to make Exchange Revolving Credit Loans in an amount set forth on Schedule 1 to this Agreement or otherwise indicated in writing to the Administrative Agent. The aggregate amount of the Additional Renewed Revolving Credit Commitments shall equal the outstanding principal amount of Revolving Credit Commitment of Non-Consenting Revolving Commitment Lenders.


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          "ADDITIONAL REVOLVING CREDIT LENDER" means a Person with an Additional
Renewed Revolving Credit Commitment on the Amendment Effective Date.

          "ADDITIONAL TRANCHE A-3 TERM LOAN COMMITMENT" means, with respect to an Additional Tranche A-3 Term Loan Lender, the commitment of such Additional Tranche A-3 Term Loan Lender to make Tranche A-3 Term Loans on the Amendment Effective Date, in an amount set forth on Schedule 1 this Agreement or otherwise indicated in writing to the Administrative Agent. The aggregate amount of the Additional Tranche A-3 Term Loan Commitments shall equal the outstanding principal amount of Tranche A-1 Term Loans and Tranche A-2 Term Loans of Non-Consenting Tranche A Term Loan Lenders.

          "ADDITIONAL TRANCHE A-3 TERM LOAN LENDER" means a Person with an Additional Tranche A-3 Term Loan Commitment to make Tranche A-3 Term Loans to the Borrower on the Amendment Effective Date.

           "ADDITIONAL TRANCHE B-2 TERM LOAN COMMITMENT" means, with respect to an Additional Tranche B-3 Term Loan Lender, the commitment of such Additional Tranche B-2 Term Loan Lender to make Tranche B-2 Term Loans on the Amendment Effective Date, in an amount set forth on Schedule 1 to this Agreement or otherwise indicated in writing to the Administrative Agent. The aggregate amount of the Additional Tranche B-2 Term Loan Commitments shall equal the outstanding principal amount of Tranche B-1 Term Loans of Non-Consenting Tranche B-1 Term Loan Lenders.

          "ADDITIONAL TRANCHE B-2 TERM LOAN LENDER" means a Person with an Additional Tranche B-2 Term Loan Commitment to make Tranche B-2 Term Loans to the Borrower on the Amendment Effective Date.

          "AGREEMENT" is defined in the preamble.

          "AMENDMENT EFFECTIVE DATE" is defined in Section 4 hereof.

          "BORROWER" is defined in the preamble.

          "CONTINUING COLLATERAL" is defined in the recitals hereto.

          "CREDIT DOCUMENTS" is defined in the recitals hereto.

          "EXCHANGE REVOLVING CREDIT LOANS" means a Loan made pursuant to
Section 2.1(b)(i) under the Second Amended and Restated Credit Agreement on the Amendment Effective Date.

          "FIRST AMENDED AND RESTATED CREDIT AGREEMENT" is defined in the recitals hereto.

          "HOLDINGS" is defined in the recitals hereto.

          "INTELSAT BERMUDA" is defined in the recitals hereto.

          "LENDERS" is defined in the preamble.

          "NON-CONSENTING REVOLVING COMMITMENT LENDER" means each Lender with a Revolving Credit Commitment that has not executed and delivered a counterpart of this Agreement on or prior to the Amendment Effective Date for a Renewed Revolving Credit Commitment at least equal to its Revolving Credit Commitment immediately prior to the Amendment Effective Date.


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          "NON-CONSENTING TERM LOAN LENDER" means any of a Non-Consenting
Tranche A Term Loan Lender or a Non-Consenting Tranche B-1 Term Loan Lender, as applicable.

          "NON-CONSENTING TRANCHE A TERM LOAN LENDER" means each Tranche A Term Loan Lender that has not executed and delivered a counterpart of this Agreement on or prior to the Amendment Effective Date for an amount of Tranche A-3 Term Loans at least equal to its Tranche A-1 Term Loans and/or Tranche A-2 Term Loans, as applicable, immediately prior to the Amendment Effective Date.

          "NON-CONSENTING TRANCHE B-1 TERM LOAN LENDER" means each Tranche B-1 Term Loan Lender that has not executed and delivered a counterpart of this Agreement on or prior to the Amendment Effective Date for an amount of Tranche B-2 Loans at least equal to its Tranche B-1 Term Loans immediately prior to the Amendment Effective Date.

          "ORIGINAL CREDIT AGREEMENT" is defined in the recitals hereto.

          "ORIGINAL LENDERS" is defined in the recitals hereto.

          "RENEWED REVOLVING CREDIT COMMITMENT" means, with respect to a Revolving Credit Commitment, the agreement of the Lender holding such commitment to exchange the amount of its Revolving Credit Commitment set forth on Schedule 1 this Agreement for an equal aggregate principal amount of Renewed Revolving Credit Commitments on the Amendment Effective Date under the Second Amended and Restated Credit Agreement, as evidenced by such Lender executing and delivering this Agreement.

          "REVOLVING CREDIT LENDERS" means, collectively, (i) each Lender with a Revolving Credit Commitment that executes and delivers this Agreement with respect to all or part of such Revolving Credit Commitment on or prior to the Amendment Effective Date and (ii) each Additional Revolving Credit Lender.

          "SECOND AMENDED AND RESTATED CREDIT AGREEMENT" is defined in Section 3 hereof.

          "TRANCHE A-3 TERM LOAN" means a Loan made pursuant to Section 2.1(a)(i) under the Second Amended and Restated Credit Agreement on the Amendment Effective Date.

          "TRANCHE A-3 TERM LOAN COMMITMENT" means, with respect to a Tranche A Term Loan Lender, the agreement of such lender to exchange the amount of its Tranche A-1 Term Loans and/or Tranche A-2 Term Loans, as applicable, set forth on Schedule 1 to this Agreement for an equal aggregate principal amount of Tranche 3-A Term Loans on the Amendment Effective Date under the Second Amended and Restated Credit Agreement, as evidenced by such Tranche A Term Loan Lender executing and delivering this Agreement.

          "TRANCHE A-3 TERM LOAN LENDER" means, collectively, (i) each Tranche A Term Loan Lender that executes and delivers this Agreement on or prior to the Amendment Effective Date and (ii) each Additional Tranche A-3 Term Loan Lender.

          "TRANCHE B-2 TERM LOAN" means a Loan made pursuant to Section 2.1(a)(ii) under the Second Amended and Restated Credit Agreement on the Amendment Effective Date.

          "TRANCHE B-2 TERM LOAN COMMITMENT" means, with respect to a Tranche B-1 Term Loan Lender, the agreement of such Tranche B-1 Term Loan Lender to exchange the amount of its Tranche B-1 Term Loans set forth on Schedule 1 to this Agreement for an equal aggregate principal


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amount of Tranche B-2 Term Loans on the Amendment Effective Date under the
Second Amended and Restated Credit Agreement, as evidenced by such Tranche B-1 Term Loan Lender executing and delivering this Agreement.

          "TRANCHE B-2 TERM LOAN LENDER" means, collectively, (i) each Tranche B-1 Term Loan Lender that executes and delivers this Agreement on or prior to the Amendment Effective Date and (ii) each Additional Tranche B-2 Term Loan Lender.

          (b) OTHER DEFINITIONS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Second Amended and Restated Credit Agreement shall have such meanings when used in this Agreement.

     SECTION 2. EXCHANGE OF LOANS AND COMMITMENTS.

          (a) Subject to and upon the terms and conditions herein and of the Second Amended and Restated Credit Agreement:

               (i) each Lender with a Revolving Credit Commitment and Revolving Credit Loans severally agrees to exchange its Revolving Credit Commitment and Revolving Credit Loans for a like principal amount of Renewed Revolving Credit Commitment and Exchange Revolving Credit Loans on the Amendment Effective Date;

               (ii) each Tranche A Term Loan Lender with a Tranche A-3 Term Loan Commitment severally agrees to exchange its Tranche A-1 Term Loans or its Tranche A-2 Term Loans, as applicable, for a like outstanding principal amount of Tranche A-3 Term Loans on the Amendment Effective Date, which exchange shall be deemed to be the making of a Tranche A-3 Term Loan by such Lender for such amount; and

               (iii) each Tranche B-1 Term Loan Lender with a Tranche B-2
          Term Loan Commitment severally agrees to exchange its Tranche B-1 Term Loans for a like outstanding principal amount of Tranche B-2 Term Loans on the Amendment Effective Date, which exchange shall be deemed to be the making of a Tranche B-2 Term Loan by such Lender for such amount.

          (b) Subject to and upon the terms and conditions herein and of the Amended and Restated Credit Agreement:

               (i) each Additional Revolving Credit Lender severally commits to its Renewed Revolving Credit Commitment on the Amendment Effective Date and severally agrees to make Exchange Revolving Credit Loans on the Amendment Effective Date. The Revolving Credit Commitments of all Non-Consenting Revolving Commitment Lenders shall be terminated on the Amendment Effective Date and the Borrower shall refinance on the Amendment Effective Date all Revolving Credit Loans of Non-Consenting Revolving Commitment Lenders with the gross proceeds of such Exchange Revolving Credit Loans;

               (ii) each Additional Tranche A-3 Term Loan Lender severally agrees to make Tranche A-3 Term Loans to the Borrower on the Amendment Effective Date in a principal amount not to exceed its Additional Tranche A-3 Term Loan Commitment on the Amendment Effective Date. The Borrower shall refinance on the Amendment Effective Date all Tranche A-1 Term Loans and all Tranche A-2 Term Loans of Non-Consenting Tranche A Term Loan Lenders with the gross proceeds of such Tranche A-3 Term Loans; and

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               (iii) each Additional Tranche B-2 Term Loan Lender severally agrees to make Tranche B-2 Term Loans to the Borrower on the Amendment Effective Date in a principal amount not to exceed its Additional Tranche B-2 Term Loan Commitment on the Amendment Effective Date. The Borrower shall refinance on the Amendment Effective Date all Tranche B-1 Term Loans of Non-Consenting Tranche B-1 Term Loan Lenders with the gross proceeds of such Tranche B-2 Term Loans.

          (c) The Borrower shall pay all accrued and unpaid Commitment Fees payable pursuant to Section 4.1 of the First Amended and Restated Credit Agreement and interest on (i) the Revolving Credit Loans (if any) to the lenders with Revolving Credit Commitments, (ii) the Tranche A-1 Term Loans to the applicable Tranche A Term Loan Lenders, (iii) the Tranche A-2 Term Loans to the applicable Tranche A Term Loan Lenders and (iv) the Tranche B-1 Term Loans to the Tranche B-1 Term Loan Lenders in each case to, but not including, the date of refinancing thereof, such payment to be made on such date of refinancing and any breakage loss or expense under Section 2.11 of the First Amended and Restated Credit Agreement. The Amendment Effective Date shall be deemed the first day of a new Interest Period under the Amended and Restated Credit Agreement with respect to the Exchange Revolving Credit Loans, the Tranche A-3 Term Loans and the Tranche B-2 Term Loans made on the Amendment Effective Date.

          (d) For avoidance of doubt, holders of the Exchange Revolving Credit Loans, the Tranche A-3 Term Loans and the Tranche B-2 Term Loans shall be entitled to the same guarantees and security interests pursuant to the Credit Documents from and after the Amendment Effective Date as the holders of Revolving Credit Loans, Tranche A-1 Term Loans, Tranche A-2 Term Loans and Tranche B-1 Term Loans had been entitled immediately prior to the Amendment Effective Date.

     SECTION 3. AMENDMENT AND RESTATEMENT OF FIRST AMENDED AND RESTATED
                CREDIT AGREEMENT.

          On the Amendment Effective Date, the First Amended and Restated Credit Agreement shall be, and is hereby, amended and restated in its entirety as set forth in ANNEX I hereto (as set forth in such ANNEX I, the "SECOND AMENDED AND RESTATED CREDIT AGREEMENT"), and as so amended and restated is hereby ratified, approved and confirmed in each and every respect by all parties hereto. The rights and obligations of the parties to the First Amended and Restated Credit Agreement with respect to the period prior to the Amendment Effective Date shall not be affected by such amendment and restatement.

     SECTION 4. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS
                AMENDMENT.

          This Agreement shall become effective as of the date first written above upon (the "AMENDMENT EFFECTIVE DATE"), and the obligations of the Lenders under the Second Amended and Restated Credit Agreement shall be subject to, satisfaction of each of the conditions precedent set forth in this Section 4 hereof.

          (a) CONSUMMATION OF THE ACQUISITION. The Acquisition shall be consummated pursuant to the Acquisition Agreement (which consummation shall occur immediately prior to the effectiveness of this Agreement and the funding of the Loans under the Second Amended and Restated Credit Agreement), and no material provision or condition thereof shall have been waived, amended, supplemented or otherwise modified in a manner that is material and adverse to the Lead Arrangers or the Lenders without the prior written consent of the Lead Arrangers, which shall not be unreasonably withheld or delayed.

          (b) SENIOR 2006 NOTES. The Borrower shall have received aggregate gross proceeds of at least $575,000,000 from the issuance of the Senior 2006 Notes.

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          (c) EXECUTED COUNTERPARTS. The Administrative Agent shall have received this Agreement, duly executed by (A) (i) each lender with a Revolving Credit Commitment, or in lieu of one or more lenders with a Revolving Credit Commitment, one or more Additional Revolving Credit Lenders, (ii) each Tranche A Term Loan Lender, or in lieu of one or more Tranche A Term Loan Lenders, one or more Additional Tranche A-3 Term Loan Lenders and (iii) each Tranche B-1 Term Loan Lender, or in lieu of one or more Tranche B-1 Term Loan Lenders, one or more Additional Tranche B-2 Term Loan Lenders, and (B) each of the other parties hereto.

          (d) INTEREST. The Borrower shall have paid (i) simultaneously with the making of Exchange Revolving Credit Loans, to all Lenders with Revolving Credit Loans all accrued and unpaid interest on the Revolving Credit Loans,
  (ii) simultaneously with the making of Tranche A-3 Term Loans, to all Tranche
  A Term   Loan Lenders all accrued and unpaid interest on the Tranche A-1 Term
  Loans and Tranche A-2 Term Loans and (iii), simultaneously with the making of Tranche B-2 Term Loans, to all Tranche B-1 Term Loan Lenders all accrued and unpaid interest on the Tranche B-1 Term Loans, in each case, to, but not including, the Amendment Effective Date.

          (e) CORPORATE AND OTHER PROCEEDINGS. The Administrative Agent shall have received from each Credit Party a certificate, executed by the secretary of such Credit Party (or such other officer as may be acceptable to the Administrative Agent) in form and substance satisfactory to the Administrative Agent, attaching: (i) a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors (or similar body) of such Credit Party (or a duly authorized committee thereof) authorizing (A) the execution, delivery and performance of this Agreement and the Amended and Restated Credit Agreement and (B) in the case of the Borrower, the extensions of credit contemplated hereunder and under the Amended and Restated Credit Agreement; (ii) the certificate of incorporation and bylaws (or memorandum and articles, or other documents of similar import pursuant to the laws of such Credit Party's jurisdiction of organization) of such Credit Party; and (iii) a certificate of good standing (or such other document of similar import as may be acceptable to the Administrative Agent) with respect to such Credit Party from the secretary of state (or comparable body) of the jurisdiction in which such Credit Party is organized, dated as of a recent date acceptable to the Administrative Agent.

          (f) OPINIONS OF COUNSEL. The Administrative Agent shall have received
  (i) a legal opinion, in form and substance reasonably satisfactory to the Administrative Agent, from Wachtell, Lipton, Rosen & Katz, counsel to the Borrower and (ii) such other opinions of counsel to the Borrower as may be reasonably requested by the Administrative Agent or its counsel.

          (g) BORROWING REQUEST. The Borrower shall have provided the Administrative Agent with a Notice of Borrowing two Business Days prior to the Amendment Effective Date with respect to the borrowing of Exchange Revolving Credit Loans, Tranche A-3 Term Loans and Tranche B-2 Term Loans on the Amendment Effective Date.

          (h) PROMISSORY NOTES. Each applicable Lender shall have received, if requested at least two (2) Business Days prior to the Amendment Effective Date, one or more promissory notes payable to the order of such Lender duly executed by the Borrower in substantially the form of EXHIBITS L-1 and L-2, as applicable, to the Second Amended and Restated Credit Agreement evidencing its Tranche A-3 Term Loans, and Tranche B-2 Term Loans, as applicable.

          (i) REPRESENTATIONS AND WARRANTIES. On the Amendment Effective Date, the representations and warranties made by the Borrower in Section 5(a) hereof, as they relate to the Credit Parties at such time, shall be true and correct in all material respects.

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          (j) SECOND AMENDED AND RESTATED CREDIT AGREEMENT. All other conditions precedent set forth in Section 6 of the Second Amended and Restated Credit Agreement shall be satisfied.

          (k) FEES. The Lenders shall have received the fees required to be paid on the Amendment Effective Date and all expenses (including the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) for which invoices have been presented on or prior to the Amendment Effective Date shall have been paid.

          (l) COLLATERAL. The Collateral Trustee shall have received:

               (i) with respect to each Mortgage encumbering Mortgaged
  Property, an amendment thereof (each a "Mortgage Amendment") duly executed and acknowledged by the applicable Credit Party, and in form for recording in the recording office where each such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Collateral Trustee;

               (ii) with respect to each Mortgage Amendment, a copy of the existing mortgage title insurance policy and an endorsement with respect thereto (collectively, the "Mortgage Policy") relating to the Mortgage encumbering such Mortgaged Property assuring the Collateral Trustee that the Mortgage, as amended by the Mortgage Amendment is a valid and enforceable first priority lien on such Mortgaged Property in favor of the Collateral Trustee for the benefit of the Secured Parties free and clear of all defects and encumbrances and liens except as expressly permitted by Section 10.2 of the Second Amended and Restated Credit Agreement or by the Collateral Trustee, and such Mortgage Policy shall otherwise be in form and substance reasonably satisfactory to the Collateral Trustee; and

          (iii) to the extent reasonably requested by the Administrative Agent, with respect to each Mortgage Amendment, opinions of local counsel to the Credit Parties, which opinions (x) shall be addressed to each Agent and each of the Lenders and be dated the Amendment Effective Date, (y) shall cover the enforceability of the respective Mortgage as amended by the Mortgage Amendment and such other matters incident to the transactions contemplated herein as the Agents may reasonably request and (z) shall be in form and substance reasonably satisfactory to the Agents.

          (m) LIEN SEARCHES. The Administrative Agent shall have received the results of a recent lien and litigation search in each relevant jurisdiction with respect to Holdings, the Borrower and the other Credit Parties, and such search shall reveal no liens on any of the assets of any of them, except for liens permitted by the Second Amended and Restated Credit Agreement or liens to be discharged on or prior to the Amendment Effective Date pursuant to documentation satisfactory to the Administrative Agent.

          (n) PERFECTION CERTIFICATE SUPPLEMENT. The Administrative Agent shall have received a completed Perfection Certificate substantially in the form of EXHIBIT E to the Second Amended and Restated Credit Agreement, together with all attachments contemplated thereby.

     SECTION 5. REPRESENTATIONS AND WARRANTIES.

          On and as of the Amendment Effective Date, after giving effect to this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

          (a) this Agreement has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes the legal, valid and binding obligations of the Borrower and each Guarantor enforceable against the Borrower and each Guarantor in accordance with its terms and the Second Amended and Restated Credit Agreement and constitutes the legal, valid and binding obligation of the Borrower and each Guarantor enforceable against the Borrower and each Guarantor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally; and

          (b) no Default or Event of Default has occurred and is continuing.

     SECTION 6. LIENS UNIMPAIRED.

           After giving effect to this Agreement, neither the modification of the First Amended and Restated Credit Agreement effected pursuant to this Agreement nor the execution, delivery, performance or effectiveness of this Agreement and the Second Amended and Restated Credit Agreement:

          (a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

          (b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens other than the actions required by Section 4(m) of this Agreement.

     SECTION 7. NO OTHER AMENDMENTS; REFERENCES TO THE CREDIT AGREEMENT.

          Other than as specifically provided herein or in the Second Amended and Restated Credit Agreement, this Agreement shall not operate as a waiver or amendment of any right, power or privilege of the Lenders under (and as defined in) the First Amended and Restated Credit Agreement or any other Credit Document (as such term is defined in the First Amended and Restated Credit Agreement) or of any other term or condition of the First Amended and Restated Credit Agreement or any other Credit Document (as such term is defined in the First Amended and Restated Credit Agreement) nor shall the entering into of this Agreement preclude the Lenders from refusing to enter into any further waivers or amendments with respect to the Second Amended and Restated Credit Agreement. All references to the Original Credit Agreement or the First Amended and Restated Credit Agreement in any document, instrument, agreement, or writing that is a Credit Document shall from and after the Amendment Effective Date be deemed to refer to the Second Amended and Restated Credit Agreement, and, as used in the Second Amended and Restated Credit Agreement, the terms "Agreement," "herein," "hereafter," "hereunder," "hereto" and words of similar import shall mean, from and after the Amendment Effective Date, the Second Amended and Restated Credit Agreement.

     SECTION 8. HEADINGS.

          The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

     SECTION 9. EXECUTION IN COUNTERPARTS.

          This Agreement may be executed by the parties hereto in several counterparts (including by facsimile), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 10. EXPENSES.

          The Borrower agree to pay promptly (and in any event on the Amendment Effective Date) after presentation of an invoice therefor all reasonable out-of-pocket expenses of the Agents (including the reasonable fees and out-of-pocket expenses of one counsel to the Agents (and of local counsel, if any, who may be retained by such counsel)) in connection with the preparation, negotiation, execution and delivery of this Agreement, the Second Amended and Restated Credit Agreement, each other Credit Document and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

     SECTION 11. CROSS-REFERENCES.

           References in this Agreement to any Section are, unless otherwise specified or otherwise required by the context, to such Section of this Agreement.

     SECTION 12. COOPERATION; OTHER DOCUMEMENTS.

          At all times following the execution of this Agreement, the parties hereto shall execute and deliver to the Lenders and the Agents, or shall cause to be executed and delivered to the Lenders and the Agents, and shall do or cause to be done all such other acts and things as the Lenders and the Agents may reasonably deem to be necessary or desirable to assure the Lenders and the Agents of the benefit of this Agreement (including the Second Amended and Restated Credit Agreement), the other Credit Documents and each other document relating to this Agreement.

     SECTION 13. GOVERNING LAW.

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     SECTION 14. GUARANTOR ACKNOWLEDGMENTS.

          (a) Each Guarantor hereby (i) expressly acknowledges the terms of the Second Amended and Restated Credit Agreement, (ii) ratifies and affirms its obligations under the Credit Documents (including guarantees and security agreements) executed by the undersigned, (iii) acknowledges renews and extends its continued liability under all such Credit Documents to which it is party and agrees such Credit Documents remain in full force and effect and (iv) agrees that each Security Agreement and Pledge Agreement secures all obligations of the Borrower under the Second Amended and Restated Credit Agreement.

          (b) Each Guarantor hereby reaffirms, as of the Amendment Effective Date, (i) the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Agreement and the transactions contemplated thereby, and (ii) its guarantee of payment of the Obligations pursuant to the Guarantee and its grant of Liens on the Collateral to secure the Obligations under the Security Documents.

          (c) Each Guarantor hereby certifies that, as of the date hereof (both before and after giving effect to the occurrence of the Amendment Effective Date and the effectiveness of the Second Amended and Restated Credit Agreement), the representations and warranties made by it contained in the Credit Documents to which it is a party are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent any such representation or warranty refers or pertains solely to a date prior to the date hereof (in which case such representation and warranty was true and correct in all material respects as of such earlier date).

          (d) Each Guarantor further confirms that each Credit Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects.

          (e) Each Guarantor hereby acknowledges and agrees that the acceptance by the Administrative Agents, each Lender and each other Agent of this document shall not be construed in any manner to establish any course of dealing on any Agent's or Lender's part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Credit Document with respect to any future amendment, waiver, supplement or other modification to any Credit Document or any arrangement contemplated by any Credit Document.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                    PanAmSat Corporation





                               By:     /s/ Michael Inglese
                                  -------------------------------------
                                  Name:  Michael Inglese
                                  Title: Executive Vice President and
                                         Chief Financial Officer




                      Signature Page to Amendment Agreement

                               AccessPAS, Inc.
                               PanAmSat Communications Carrier
                               Services, Inc.
                               PanAmSat Communications Japan, Inc.
                               PanAmSat Communications Services, Inc.
                               PanAmSat International Holdings, LLC
                               PanAmSat Europe Corporation
                               PanAmSat India Marketing, L.L.C.
                               PanAmSat Asia Carrier Services, Inc.
                               PanAmSat Capital Corporation
                               PanAmSat Services, Inc.
                               PanAmSat India, Inc.
                               PAS International Employment, Inc.
                               PanAmSat International Sales, Inc.
                               PAS International, LLC
                               PanAmSat Licensee Corp.
                               PanAmSat International Systems, LLC
                               PanAmSat International Systems
                               Marketing, L.L.C.
                               PanAmSat Satellite PAS 1R, Inc.
                               PanAmSat Satellite PAS 2, Inc.
                               PanAmSat Satellite PAS 3, Inc.
                               PanAmSat Satellite PAS 4, Inc.
                               PanAmSat Satellite PAS 5, Inc.
                               PanAmSat Satellite PAS 6B, Inc.
                               PanAmSat Satellite PAS 7, Inc.
                               PanAmSat Satellite PAS 8, Inc.
                               PanAmSat Satellite PAS 9, Inc.
                               PanAmSat Satellite PAS 10, Inc.
                               PanAmSat Satellite HGS 3, Inc.
                               PanAmSat Satellite HGS 5, Inc.
                               PanAmSat Satellite Galaxy 1R, Inc.
                               PanAmSat Satellite Galaxy 3R, Inc.
                               PanAmSat Satellite Galaxy 3C, Inc.
                               PanAmSat Satellite Galaxy 4R, Inc.
                               PanAmSat Satellite Galaxy 5, Inc.
                               PanAmSat Satellite Galaxy 10R, Inc.
                               PanAmSat Satellite Galaxy 11, Inc.
                               PanAmSat Satellite Galaxy 12, Inc.
                               PanAmSat Satellite Galaxy 13, Inc.
                               PanAmSat Satellite Galaxy 9, Inc.
                               PanAmSat Satellite Galaxy 14, Inc.
                               PanAmSat Satellite Galaxy 15, Inc.
                               PanAmSat Satellite Leasat F5, Inc.
                               PanAmSat Satellite SBS 6, Inc.
                               PanAmSat H-2 Licensee Corp.
                               Service and Equipment Corporation
                               Southern Satellite Corp.


                      Signature Page to Amendment Agreement

                               Southern Satellite Licensee Corporation
                               USHI, LLC



                               By:   /s/ Michael Inglese
                                  -------------------------------------
                                  Name:  Michael Inglese
                                  Title: Executive Vice President and
                                         Chief Financial Officer





                      Signature Page to Amendment Agreement

                                    Citicorp USA, Inc.,
                                    as Administrative Agent and as Lender,






                               By:    /S/ Robert H. Chen
                                   --------------------------------
                                   Name:  Robert H. Chen
                                   Title: Vice President



                     Signature Page to Amendment Agreement

                                    Citigroup Global Markets Inc.,
                                    as Joint Lead Arranger




                               By:    /S/ Robert H. Chen
                                   --------------------------------
                                   Name:  Robert H. Chen
                                   Title: Vice President



                     Signature Page to Amendment Agreement

                                    Deutsche Bank Securities Inc.,
                                    as Joint Lead Arranger





                               By:    /s/ Thomas Krauss
                                   --------------------------------
                                   Name:  Thomas Krauss
                                   Title: Director




                               By:    /s/ Malcolm Morris
                                   --------------------------------
                                   Name:  Malcolm Morris
                                   Title: Managing Director




                     Signature Page to Amendment Agreement

                                    Credit Suisse Securities (USA) LLC,
                                    as Joint Lead Arranger





                               By:     /s/ J. Tracy Mehr
                                   --------------------------------
                                   Name:   J. Tracy Mehr
                                   Title:  Managing Director



                     Signature Page to Amendment Agreement

                                    Credit Suisse, Cayman Islands Branch,
                                    as Syndication Agent





                               By:      /s/ Bill O'Daly
                                   --------------------------------
                                   Name:    Bill O'Daly
                                   Title:   Director




                               By:     /s/ Rianka Mohan
                                   --------------------------------
                                   Name:   Rianka Mohan
                                   Title:  Associate




                     Signature Page to Amendment Agreement

                                    Lehman Brothers Inc.,
                                    as Joint Lead Arranger





                               By:    /s/ Anthony Maniscalco
                                    --------------------------------
                                   Name:  Anthony Maniscalco
                                   Title: Managing Director




                     Signature Page to Amendment Agreement

                                                                      SCHEDULE 1




                                   COMMITMENTS




LENDER        RENEWED REVOLVING     TRANCHE A-3 TERM      TRANCHE B-2 TERM LOAN
              CREDIT COMMITMENT     LOAN COMMITMENT           COMMITMENT
-------       ----------------      ----------------      ----------------------


Citicorp USA, Inc.
                $163,100,000.00       $258,228,005           $577,844,340.


ADDITIONAL   ADDITIONAL           ADDITIONAL         ADDITIONAL
LENDER       RENEWED              TRANCHE            TRANCHE B-2
----------   ----------           ----------         -------------
             REVOLVING CREDIT     A-3 TERM LOAN      TERM LOAN
             ----------------     -------------      ---------
             COMMITMENT           COMMITMENT         COMMITMENT
             ----------           ----------         ----------


Citicorp USA, Inc.
            $86,900,000.00        $97,681,995       $1,057,255,660




                     Signature Page to Amendment Agreement

                                                                      ANNEX I to
                                                                       Agreement


                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT